UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  November 1, 2007

COLORADO INTERSTATE GAS COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	1-4874	84-0173305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification in Rights of Security Holders

The information included in the first paragraph of Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 of this Current Report on Form 8-K.

Item 8.01.  Other Events.

On November 1, 2007, CIG converted from a corporation to a general partnership by the filing of a Certificate of Conversion with the Secretary of State of the State of Delaware.  A copy of the Certificate of Conversion is included as Exhibit 3.A. to this Current Report on Form 8-K, and a copy of the related Statement of Partnership Existence, filed with the Secretary of State of the State of Delaware on November 1, 2007, is included as Exhibit 3.B to this Current Report on Form 8-K.  A copy of the General Partnership Agreement of CIG is included as Exhibit 3.C to this Current Report on Form 8-K.

On November 1, 2007, Colorado Interstate Gas Company ("CIG"), Colorado Interstate Issuing Corporation, and The Bank of New York Trust Company, N.A., as trustee, entered into a Fifth Supplemental Indenture to the Indenture dated as of June 27, 1997, which indenture governs CIG's outstanding 5.95% Senior Notes due March 15, 2015, 6.80% Senior Notes due November 15, 2015 and 6.85% Senior Notes due June 15, 2037.   The fifth supplemental indenture adds Colorado Interstate Issuing Corporation, a Delaware corporation and a direct, wholly owned subsidiary of CIG, as a co-issuer party to the indenture and to each series of securities issued under the indenture.  As a result of the fifth supplemental indenture, Colorado Interstate Issuing Corporation will be jointly and severally liable for CIG's obligations under the indenture.  A copy of the fifth supplemental indenture is included as Exhibit 4.A to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit Number	Description

3.A	Certificate of Conversion.
3.B	Statement of Partnership Existence.
3.C	General Partnership Agreement dated November 1, 2007.
4.A
Fifth Supplemental Indenture dated November 1, 2007 by and among CIG, Colorado Interstate Issuing Corporation, and The Bank of New York Trust Company, N.A., as trustee, to Indenture dated as of June 27, 1997.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLORADO INTERSTATE GAS COMPANY

By:	/s/ John R. Sult
John R. Sult
Senior Vice President, Chief Financial Officer and Controller
(Principal Accounting and Financial Officer)

Dated:  November 7, 2007

  EXHIBIT INDEX

Exhibit Number	Description

3.A	Certificate of Conversion.
3.B	Statement of Partnership Existence.
3.C	General Partnership Agreement dated November 1, 2007.
4.A
Fifth Supplemental Indenture dated November 1, 2007 by and among CIG, Colorado Interstate Issuing Corporation, and The Bank of New York Trust Company, N.A., as trustee, to Indenture dated as of June 27, 1997.